Investor Presentation July 31, 2019

Company Overview (NYSE American: BHB) All financial data as of June 30, 2019 except BHB common equity price, which is as of July 24, 2019. 2

Second Quarter 2019 - Highlights & Initiatives A solid quarter that has started to shown the dividends of our strategies and ability to execute those strategies. Initiatives supporting and expanding loan growth, deposits and non-interest income continue to be a core focus. • Announced acquisition of People’s United Bank (PBCT) Central Maine Franchise1 • 8.1% annualized QTD commercial loan growth, led by CRE (29.2%) and C&I (9.0%) • Overall deposits have increased 2.5% QTD annualized • 10% QTD annualized growth in book value per share • Q2 2019 Quarterly Non-Interest Income is 4.7% higher than Q2 2018 • Opened over 5,600 new deposit accounts YTD 1 The Transaction was announced shortly after the close of the second quarter, on July 8, 2019 which includes eight branches Note: See appendix for GAAP reconciliation 3

Central Maine Branch Acquisition Highlights Supporting Strategic Goals • Materially strengthens presence in Maine, fills in footprint around Bangor • 8 Full-service branches across Maine, adding to our existing 14 branches • Total estimated deposits of $287 MM and loans of $111 MM, as well as $284 MM estimated wealth management AUM • Adding lower cost-of-funds (Acquired COF ≈ 0.68% vs. BHB of 1.05%)1 and improving our loan-to- deposit ratio (102% to 96%) • Improved access to existing customers, and new retail and commercial markets Financially Acute • All performance metrics improve after closing (NIM, Efficiency Ratio, EPS, ROA, and ROE) • Immediate EPS accretion of $0.07 cents in Q4 of 2019 and $0.30 cents per year thereafter • TBV dilution payback of less than 5 years • Continued strong capital ratios and metrics post closing • Immediate benefits to liquidity and interest rate sensitivity Low Risk • A proven success with acquisitive transactions • Comprehensive due diligence process and seasoned senior management team • Established low cost deposit base 1 COF (Cost of Fund) based on company filings dated March 31, 2019. Note: expected closing of the Transaction is in Q4 of 2019, see Legal Disclaimer for risk factors. 4

Markets we Serve: Deposit Market Share Blue Pins = BHB Retail Branches Yellow Pins = PUB acquired branches1 1PUB (People’s United Bank) acquired branches are branches acquired as part of the Transaction. Maine market data includes PUB acquired branches and deposits. Note: See appendix for GAAP reconciliation 5

Strategic Objectives We strive to be one of the most profitable banks in New England; to provide exceptional service to the people, businesses and communities we serve; and create a corporate culture that develops and rewards existing employees and attracts outside talent. To be one of the most profitable banks headquartered in New England Focus on the core bank: core commercial banking business, core funding, core earnings Increase sources of fee income via Trust, Treasury Management and Mortgage Banking Continued commitment to an exceptional risk management culture Strategically fill-in and expand our New England footprint Maintain a strong capital base that supports growth opportunities 6

2019 Outlook and Priorities 2019 is about continuing to improve performance metrics while fine-tuning the way we operate and conduct our business to realize our greatest potential. • Expense and Revenue efficiency review in second half of 2019, including a branch optimization study • Debit card instant issue • Enhanced treasury management & merchant services • Enhanced consumer internet banking • Expanded small business market coverage and approval speeds • Mortgage delivery improvements • Expanded and improved customer contact management • Improved enterprise workflow for efficiency We are committed to our model and believe that we have only begun to realize the potential a united company like ours can achieve. 7

Management Team 8

Company History 9

Profitability Metrics

Core ROAA



1.00%
1.01%
1.03%
0.83%
0.70%
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2

Core ROAE



9.86%
9.98%
10.01%
7.83%
6.57%
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2

Net Interest Margin



2.91%
2.81%
2.78%
2.77%
2.65%
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2

Efficiency Ratio



58.83%
57.88%
59.91%
63.94%
68.48%
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2

10

Focus on Non-Interest Income Maximizing Existing Sources & Developing New Initiatives • Wealth Management and Financial Services ‒ Bar Harbor Financial Services ‒ Two wholly owned subsidiaries, Charter Trust and Bar Harbor Trust services offering trust management services • $1.8B AUM ‒ Total Revenue of $3.07 million in Q2 2019 ‒ Trust, investment management and financial services represent 41% of total non-interest income (Q2 2019) ‒ Improving efficiencies by migrating both Trust Companies to one operating platform • Additional Sources ‒ Mortgage Banking ‒ Cash Management ‒ Customer Derivatives Offerings 1Excludes gain-on-sale of securities 11

Loan Portfolio Overview • Net loans of $2.6 billion as of June 30, 2019 • Yield on loans of 4.39% for the quarter ended June 30, 2019 • Increase of 8 bps YTD • QTD Annualized Loan Growth of 8.1% 2018 Q2 2019 Q2 Source: Company filings 12

Deposit Portfolio Overview • Total deposits of $2.48 billion as of June 30, 2019 • Year-over-Year deposit growth of 4.49% • Loans / Deposits of 104% Source: Company filings 13

Asset Quality NCOs / Avg. Loans NPAs / Assets 0.50% 1.20% 0.40% 1.00% 0.80% 0.30% 0.62% 0.61% 0.57% 0.52% 0.50% 0.60% 0.20% 0.40% 0.06% 0.10% 0.04% 0.03% 0.03% 0.20% 0.00% 0.00% 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 Reserves / Loans 1.20% 1.00% “Average risk rating on Commercial 0.80% loans remains consistent with the 0.56% 0.57% 0.53% 0.54% 0.55% 0.60% past several years while asset quality 0.40% metrics remain strong.” 0.20% 0.00% 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 Source: Company filings 14

Well Capitalized Institution Source: Company filings, calculated at holding company level 15

Investment Considerations • Focused on building franchise value • Deep and talented management team • Team, platform and strategy in place to generate efficient growth • Profitable and efficient business model • Clear vision to grow core loan/deposit business • Development and expansion of non-interest income revenue • Proven ability to grow organically and via acquisitions • Pristine credit quality and a conservative risk management culture • Consistent dividend payments to shareholders with an attractive yield 16

Appendix

Legal Disclaimer Forward Looking Statements Certain statements contained in this document that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Act of 1934, as amended (“Exchange Act”), and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements, including deterioration in local economies or real estate markets or in the general economy or financial markets, interest rate volatility, loss of deposits or changes in deposit mix, insufficient wholesale funding sources, competition from an ever-increasing array of financial service providers, and challenges from expansion, growth and acquisitions. For additional discussion of such factors, please see the Company’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. The Company is not undertaking an obligation to update forward-looking statements, even though its situation may change in the future, except as required under federal securities law. On July 8, 2019, Bar Harbor Bank & Trust, the wholly-owned banking subsidiary of the Company, entered into a definitive Purchase and Assumption Agreement with People’s United Bank, National Association (“People’s”) to acquire eight branches of People’s located in Maine, including the acquisition of certain assets and the assumption of certain liabilities related to such branches (the “Transaction”). Risk factors relating both to the Transaction and the integration of the branch customers into Bar Harbor Bank and Trust after the completion of the transaction include, without limitation: • Completion of the Transaction is dependent on, among other things, the ability of the parties to satisfy the conditions precedent and consummate the announced Transaction and to secure of regulatory approvals and third-party consents, the timing of which cannot be predicted with precision at this point and which may not be satisfied or received at all. • The Transaction may be more expensive to complete, and the anticipated benefits may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events. • The integration of the acquired customers and operations into the Company, which will include conversion of data and information from the seller’s operating systems to the Company’s operating systems, may take longer than anticipated or be more costly than anticipated or may have unanticipated adverse consequences. • The Company’s ability to achieve anticipated results from the Transaction is dependent on the state of the economic and financial markets going forward. Specifically, the Company may incur more credit losses from the acquired loan portfolio than expected, deposit costs or attrition may be greater than expected, and wealth management or treasury service income may be less than expected. 18

Legal Disclaimer Non-GAAP Financial Statements This document contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided in the Appendix and in the second quarter earnings release, which can be found at www.bhbt.com/shareholder-relations. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP adjusted earnings can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP core earnings information set forth is not necessarily comparable to non-GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company’s GAAP financial information. The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including securities gains/losses, acquisition costs, restructuring costs, legal settlements, and system conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense. The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company’s performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community. 19

Historical Financial Performance Source: Company filings 20

Non-GAAP to GAAP Reconciliations 1Assumes a marginal tax rate of 23.78% in 2019. A marginal tax rate of 24.15% was used in the first and second quarter of 2018 and 23.78% was used in the third and fourth quarter of 2018 2 Non-GAAP financial measure. 3 Efficiency ratio is computed by dividing adjusted non-interest expense by the sum of net interest income on a fully taxable equivalent basis and adjusted non-interest income. 21

Interest Rate Risk Analysis On a quarterly basis, the company measures and reports NII and EVE at risk to isolate the change in income and value related solely to interest-earning assets and interest-bearing liabilities. The analysis below shows the impact of instantaneous parallel shifts in the market yield curve for a period of one year while EVE shows a liquidation calculation over the same shifts in the curve. NII and EVE Impact is based on May 31, 2019 available data. 22